EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended June 13, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, Chairman of the Board of Directors and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: July 9, 2015	/s/ Indra K. Nooyi
Indra K. Nooyi
Chairman of the Board of Directors
and Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PepsiCo, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended June 13, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hugh F. Johnston, Executive Vice President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: July 9, 2015	/s/ Hugh F. Johnston
Hugh F. Johnston
Executive Vice President
and Chief Financial Officer